SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 10, 2008

Date of Report (Date of earliest event reported)

GREEN PLAINS RENEWABLE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

333-121321	84-1652107
(Commission file number)	(IRS employer identification no.)

9420 Underwood Ave., Suite 100, Omaha, Nebraska	68114
(Address of principal executive offices)	(Zip code)

(402) 884-8700

 (Registrant’s telephone number, including area code)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Green Plains Renewable Energy, Inc. (“Green Plains”) has been approved for listing on the NASDAQ Global Market pending completion of Green Plains’ mergers with VBV LLC, Ethanol Grain Processors, LLC and Indiana Bio-Energy, LLC. Green Plains currently anticipates that such mergers will close later this month.  Thereafter, Green Plains will transfer its common stock from listing on the NASDAQ Capital Market to the NASDAQ Global Market.

On October 10, 2008, Green Plains notified the American Stock Exchange (“AMEX”) that (i) it intended to remove its common stock from listing on AMEX and (ii) it intended to file a Form 25 with the Securities Exchange Commission (the “Commission”) to remove the shares of common stock from listing and registration on AMEX.  Green Plains intends to file a Form 25 with the Securities and Exchange Commission (the “SEC”) to formally withdraw its common stock from listing on AMEX on October 20, 2008.  Green Plains will automatically be withdrawn from AMEX ten days after filing the Form 25 with the SEC.  Green Plains’ principal reasons for the withdrawal from AMEX are (i) a limited volume of trading on AMEX in Green Plains’ common stock and (ii) the fact that Green Plains’ common stock is currently traded with NASDAQ.

Green Plains intends to continue trading on NASDAQ after completing its withdrawal from AMEX. Green Plains will continue to trade under the existing ticker symbol, GPRE.

Item 8.01.  Other Events.

On October 10, 2008, Green Plains issued a press release announcing (i) the approval by Green Plains’ shareholders of the mergers with VBV LLC, Ethanol Grain Processors, LLC and Indiana Bio-Energy, LLC, (ii) Green Plains’ notification to AMEX of its intent to withdraw its securities from listing on AMEX and (iii) Green Plains’ anticipated removal of its shares from listing on the NASDAQ Capital Market and simultaneous listing of its shares on the NASDAQ Global Market.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1

Press Release, dated October 10, 2008, relating to (i) the approval by Green Plains’ shareholders of the mergers with VBV LLC, Ethanol Grain Processors, LLC and Indiana Bio-Energy, LLC, (ii) Green Plains’ notification to AMEX of its intent to withdraw its securities from listing on AMEX and (iii) Green Plains’ anticipated removal of its shares from listing on the NASDAQ Capital Market and simultaneous listing of its shares on the NASDAQ Global Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2008	GREEN PLAINS RENEWABLE ENERGY, INC. By: /s/ Wayne B. Hoovestol Wayne B. Hoovestol Chief Executive Officer (Principal Executive Officer)

Exhibits Index

Number	Description

99.1

Press Release, dated October 10, 2008, relating to (i) the approval by Green Plains’ shareholders of the mergers with VBV LLC, Ethanol Grain Processors, LLC and Indiana Bio-Energy, LLC, (ii) Green Plains’ notification to AMEX of its intent to withdraw its securities from listing on AMEX and (iii) Green Plains’ anticipated removal of its shares from listing on the NASDAQ Capital Market and simultaneous listing of its shares on the NASDAQ Global Market.

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